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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 4, 2009

                            NORTH PENN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


       PENNSYLVANIA                       000-52839             26-0261305
       ------------                       ---------             ----------
(State or other jurisdiction of          (Commission           (IRS Employer
incorporation or organization)           File Number)        Identification No.)

                 216 ADAMS AVENUE, SCRANTON, PENNSYLVANIA 18503
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (570) 344-6113
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On May 4, 2009, Robin R. Weikel commenced employment with North Penn Bancorp, Inc. and its wholly-owned subsidiary, North Penn Bank. Mr. Weikel will serve as Chief Financial Officer and the companies' principal financial and accounting officer.

         Mr. Weikel was previously employed as Vice President, Regional Controller of Omega Financial Corporation in State College, Pennsylvania. Mr. Weikel is 55 years old.

         A copy of the press release announcing the appointment of Mr. Weikel is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits

         99.1     Press Release dated May 4, 2009




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: May 5, 2009                      By  /s/ Frederick L. Hickman
                                           ------------------------
                                           Frederick L. Hickman
                                           President and Chief Executive Officer